Exhibit 10.2
WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT
     THIS WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of November 14, 2007 (the “Effective Date”) among SUPERIOR OFFSHORE INTERNATIONAL, INC., a Delaware corporation as successor by merger to Superior Offshore International, L.L.C. (“Borrower”) and JPMORGAN CHASE BANK, N.A., for itself, as Lender and as Administrative Agent for the Lenders (in such capacity, the “Agent”).
     WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement, dated as of February 27, 2007, as amended by that certain First Amendment to Credit Agreement, dated June 18, 2007 (“First Amendment”), as further amended by that certain Second Amendment to Credit Agreement dated as of August 14, 2007 (the “Second Amendment”), as further amended by that certain Third Amendment to Credit Agreement dated as of August 24, 2007 (the “Third Amendment”) (as further amended, restated or modified from time to time, the “Credit Agreement”);
     WHEREAS, Borrower entered into a Merger Agreement, dated as of October 18, 2007, among Superior Offshore International, Inc., OFI Acquisition LLC, Ocean Flow International, L.L.C., a Texas limited liability company (“New Subsidiary”) and Karl Winter (the true and correct copy of such merger agreement is attached hereto as Exhibit A, the “Merger Agreement”), whereby Borrower has agreed to acquire New Subsidiary through a merger where the New Subsidiary will be the surviving merger party (the “Oceanflow Acquisition”) pursuant to the Merger Agreement and upon effectiveness thereof New Subsidiary shall promptly enter into a Joinder Agreement among Agent, Borrower and New Subsidiary whereby New Subsidiary will join the Credit Agreement and the other Loan Documents as a guarantor, grantor and obligor (as applicable) as set forth therein;
     WHEREAS, Borrower has delivered a compliance certificate of its financial officer pursuant to Section 5.01(d) of the Credit Agreement certifying that certain Defaults have occurred (the “Certificate of Default”) as of the fiscal quarter ending September 2007, as more specifically set forth therein (such defaults, together with any defaults under Article VII(g) as a result of defaults existing under the Term Loan Agreement to the extent waived on or before the date hereof, the “Existing Defaults”) and requested that the Agent and Lenders consent pursuant to Section 9.02 of the Credit Agreement to a waiver thereof. Specifically, the Borrower has requested that the Lender consent to waive compliance with (A) Section 6.16 of the Credit Agreement, which requires that Borrower not have expenditures in excess of a maximum amount each fiscal year and (B) Section 6.17 of the Credit Agreement, which requires that Borrower maintain a certain minimum Fixed Charge Coverage Ratio and a certain maximum Consolidated Leverage Ratio as of such date;
     WHEREAS, Borrower, Agent and Lenders desire to amend the Credit Agreement to allow and provide for such matters contained herein, all as hereinafter set forth.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
Definitions
     Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.
ARTICLE II
Amendments
     Section 2.01 Amendment to Article V. Effective as of the Effective Date, Article V is hereby amended by adding a new section at the end thereof by adding the following covenant:
     “Landlord Waiver. Upon the consummation of transactions contemplated in that certain Merger Agreement (the “Oceanflow Merger Agreement”), dated as of October 18, 2007, among Superior Offshore International, Inc., OFI Acquisition LLC, Ocean Flow International, L.L.C. and Karl Winter, (a) Borrower shall use its commercially reasonable efforts to provide Agent a duly, validly and fully executed landlord waiver, in favor of Agent and Lenders, for each of the real estate leaseholds it acquires as a consequence of the Oceanflow Merger Agreement (such leaseholds, the “Oceanflow Leaseholds”) and (b) Agent may exercise its right to impose a reserve on the Borrowing Base equal to three (3) months rent for the Oceanflow Leaseholds not subject to duly, validly and fully executed landlord waivers in favor of Agent and Lenders; provided, that, the parties hereto hereby agree that such reserves for each Oceanflow Leasehold shall be removed upon delivery to Agent of a duly, validly and fully executed landlord waiver in favor of Agent and Lenders for such Oceanflow Leasehold.”
     Section 2.02 Amendment to Section 6.16. Effective as of the Effective Date, Section 6.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “‘SECTION 6.16. Capital Expenditures.’ No Loan Party will, nor will it permit any domestic Subsidiary to, commencing with fiscal year 2007 and for each fiscal year thereafter, make or commit to make any Capital Expenditure, except Capital Expenditures of the Borrower and its domestic Subsidiaries in the ordinary course of business not exceeding in the aggregate $75,000,000 for the fiscal year 2007 and $40,000,000 each fiscal year thereafter, in each case, exclusive of (i) any Net Proceeds of any Asset Sale or Recovery Event applied in accordance with Section 2.11(c) to acquire, replace, or repair assets and (ii) all Capital Expenditures attributable to the Superior Achiever and related equipment to the extent purchased or refinanced with proceeds of Indebtedness permitted under Section 6.01(l) hereof or under the Term Loan Agreement.”
     Section 2.03 Amendment to Section 6.17. Effective as of the Effective Date, Section 6.17 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a) “Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio, determined for any period of four consecutive fiscal quarters to be less than 1.2 to 1.0 as of the end of each fiscal quarter; provided, however, notwithstanding anything to the contrary in the foregoing, that the Fixed Charge Coverage Ratio for the fiscal quarter ending on (i) December 2007, the calculation of such Fixed Charge Coverage Ratio shall be for the fiscal quarter beginning October 1, 2007, (ii) March 2008, the calculation of such Fixed Charge Coverage Ratio shall be for the two (2) immediately preceding fiscal quarters ending as of such date and (iii) June 2008, the calculation of such Fixed Charge Coverage Ratio shall be for the three (3) immediately preceding fiscal quarters ending as of such date.
     (b) Consolidated Leverage Ratio. The Borrower will not permit the Consolidated Leverage Ratio as of the last day of any period of four (4) consecutive fiscal quarters to exceed 2.75 to 1.0; provided, however, notwithstanding anything to the contrary in the foregoing, the Borrower will not permit the Consolidated Leverage Ratio as of the last day of the period of four (4) consecutive fiscal quarters ending on March 31, 2008 to exceed 3.0 to 1.0.”
     Section 2.04 Amendment to Article VII. Effective as of the Effective Date, Article VII is hereby amended by adding a new subsection at the end thereof in alphabetical order that reads as follows:
“(r) on or before December 31, 2007, the Borrower shall fail to have a Consolidated Leverage Ratio Covenant in the Term Loan Agreement, as may be amended from time to time (or any replacement agreement thereof) with levels for corresponding periods that are no more onerous than those set forth herein.”
ARTICLE III
Conditions Precedent
     Section 3.01 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (such date on which such conditions are satisfied being the “Effective Date”), unless specifically waived by Agent and Lenders.
     (a) Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance reasonably satisfactory to Agent and Lenders:
     (i) this Amendment; and

     (ii) such additional documents, instruments and information as Agent or Lenders or their legal counsel may reasonably request.
     (b) Agent shall have received in a fee for the benefit of the Lenders in the amount of $100,000.00 which shall be fully earned, nonrefundable and payable on or prior to the Effective Date;
     (c) The representations and warranties contained in the Credit Agreement and/or in the other Loan Documents in each case, as Modified hereby (herein defined) and as contained herein shall be true and correct as of the Effective Date as if made on such date, except to the extent such representations and warranties (i) relate to any matter with respect to which written notice has been given to Agent and/or Lenders by Loan Parties pursuant to and in accordance with the Credit Agreement or (ii) which by their terms expressly speak as of an earlier date;
     (d) After giving effect to the waiver contained herein, no Default or Event of Default shall have occurred and be continuing; and
     (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent, Lenders and their legal counsel.
     Section 3.02 The term “Modified” as used herein shall mean and include expressly amended or modified, as the case may be, and shall include correlative meanings thereof; provided however, for the avoidance of doubt, the term “Modified” shall not include any waivers that are subsequently terminated and of no longer of any force and effect pursuant to the terms hereof.
ARTICLE IV
Ratifications, Representations, Warranties and Limited Waiver
     Section 4.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as Modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are each ratified and confirmed and shall continue in full force and effect. Additionally, Borrower hereby ratifies and confirms its agreements under the Credit Agreement and the other Loan Documents, in each case as Modified hereby, as of each of the date hereof, the Effective Date. Borrower hereby agrees that all Liens and security interests securing payment of the Obligations are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations, as the same may have been Modified by this Amendment and the documents executed in connection herewith, in each case as of each of the Effective Date.

     Section 4.02 Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders as of the date hereof and the Effective Date that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the certificate/articles of incorporation or other analogous formation documents of the Borrower (ii) the representations and warranties contained in the Credit Agreement, and any other Loan Document, in each case as Modified hereby, are true and correct on and as of the date hereof and as of the Effective Date as though made on and as of such date, except to the extent any such representations and warranties (A) relate to any matter with respect to which written notice has been provided by the Borrower pursuant to and in accordance with the Credit Agreement or (B) which by their terms expressly speak as of an earlier date, (iii) no Default or Event of Default has occurred and is continuing under the Credit Agreement or the Loan Documents, each as Modified hereby, (iv) Borrower has not amended its certificate/articles of incorporation or other analogous formation document or bylaws or other analogous charter or organizational documents after April 18, 2007.
     Section 4.03 Limited Waiver and Consent. Subject to the satisfaction of the conditions precedent contained herein, as of the Effective Date Agent and Lenders hereby agree (a) not to declare or enforce an Event of Default under the Credit Agreement as a consequence of the Existing Defaults, and waive the right to do so and also waive the occurrence thereof as a consequence of the Existing Defaults for all purposes (including, without limitation, the imposition of a default rate of interest), in each case, with respect to the facts outlined in the Certificate of Default and (b) consents to the Oceanflow Acquisition in accordance with the Merger Agreement (subject to the repricing of the exchange ratio for stock thereunder). Except as set forth in the preceding sentence in this Section, nothing contained herein shall be construed as a waiver by Agent or Borrower of any covenant or provision of the Credit Agreement, Security Agreement, the other Loan Documents, or of any other contract or instrument between Borrower and Agent, and the failure of Agent at any time or times hereafter to require strict performance by the Borrower of any provision thereof shall not waive, affect or diminish any right Agent has to thereafter demand strict compliance therewith. Agent hereby reserves all rights granted under the Credit Agreement, Security Agreement, other Loan Documents, and any other contract or instrument between the Borrower and Agent.
ARTICLE V
Miscellaneous
     Section 5.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, in each case, as Modified hereby, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.

     Section 5.02 Reference to Credit Agreement; Obligations. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, are hereby amended so that any reference in such Loan Documents to the Credit Agreement or any other Loan Documents shall mean a reference to the Credit Agreement or such other Loan Document, in each case as Modified hereby. Borrower acknowledges and agrees that its obligations under this Amendment and the Credit Agreement, as amended hereby, constitute “Obligations” as defined in the Credit Agreement and as used in the Loan Documents.
     Section 5.03 Expenses. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent’s legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement or any other Loan Document, in each case as Modified hereby.
     Section 5.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.
     Section 5.05 APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     Section 5.06 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders, the Borrower and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of each Lender.
     Section 5.07 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     Section 5.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.09 Release. BORROWER ACKNOWLEDGES THAT, BASED ON THE FACTS AND CIRCUMSTANCES KNOWN TO BORROWER AS OF THE DATE HEREOF, IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER RESULTING FROM THE CREDIT AGREEMENT, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, IN EACH CASE, TO THE EXTENT (A) KNOWN, ANTICIPATED OR SUSPECTED BY BORROWER AS OF THE DATE HEREOF AND (B) RESULTING FROM THE CREDIT AGREEMENT, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, WHETHER FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW HAVE AGAINST AGENT AND ANY LENDER, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
     Section 5.10 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

     IN WITNESS WHEREOF, this Amendment has been executed on the Effective Date.

BORROWER:

SUPERIOR OFFSHORE INTERNATIONAL, INC.

By:	/s/ Roger D. Burks

Name:	Roger D. Burks
Title:	Executive Vice President, Chief Financial and Administrative Officer

AGENT:

JPMORGAN CHASE BANK, N.A.
Individually, as Administrative Agent and Lender

	By:	/s/ Christy West

	Name:	Christy West
	Title:	Vice President

Acknowledged by:	JPMORGAN CHASE BANK, N.A. (Global Trade Services)

	By:	/s/ Randall Brascom

	Name:	Randall Brascom
	Title:	Vice President

EXHIBIT A
TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT